Exhibit 99.9

12/99                                                                     Page 1
                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1998-A


Pursuant to the "Pooling and Servicing Agreement"), dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1998-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the January 18, 2000, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the December, 1999, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A)    Information Regarding Distributions to
      the Class A Certificateholders, per
      $1,000 original certificate principal amount.

      (1) The total amount of the
      distribution to Class A                                 $       6.2451389
      Certificateholders, per $1,000
      original certificate principal amount

      (2) The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A                      $       6.2451389
      Certificates, per $1,000 original
      certificate principal amount

      (3) The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class A                     $       0.0000000
      Certificates, per $1,000 original
      certificate principal amount

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B)    Class A Investor Charge Offs and
      Reimbursement of Charge Offs
                                                              $       0.0000000
      (1) The amount of Class A Investor
      Charge Offs

      (2) The amount of Class A Investor
      Charge Offs set forth in paragraph 1                    $       0.0000000
      above, per $1,000 original certificate
      principal amount
                                                              $       0.0000000
      (3) The total amount reimbursed in
      respect of Class A Investor Charge Offs

      (4) The amount set forth in paragraph                   $       0.0000000
      3 above, per $1,000 original
      certificate principal amount

      (5) The amount, if any, by which the
      outstanding principal balance of the
      Class A Certificates exceeds the Class                  $       0.0000000
      A Invested Amount after giving effect
      to all transactions on such Distribution Date

C)    Information Regarding Distributions to
      the Class B Certificateholders, per
      $1,000 original certificate principal amount.

      (1) The total amount of the
      distribution to Class B                                 $       6.4812500
      Certificatedholders, per $1,000
      original certificate principal amount

      (2) The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B                      $       6.4812500
      Certificates, per $1,000 original
      cerificate principal amount

      (3) The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal on the Class B                     $       0.0000000
      Certificates, per $1,000 original
      cerificate principal amount

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12/99                                                                     Page 3


D)    Class B Investor Charge Offs and
      Reimbursement of Charge Offs
                                                              $       0.0000000
      (1) The amount of Class B Investor
      Charge Offs

      (2) The amount of Class B Investor
      Charge Offs set forth in paragraph 1                    $       0.0000000
      above, per $1,000 original certificate
      principal amount
                                                              $       0.0000000
      (3) The total amount reimbursed in
      respect of Class B Investor Charge Offs

      (4) The amount set forth in paragraph                   $       0.0000000
      3 above, per $1,000 original
      certificate principal amount

      (5) The amount, if any, by which the
      outstanding principal balance of the
      Class B Certificates exceeds the Class
      B Invested Amount after giving effect                   $       0.0000000
      to all transactions on such
      Distribution Date


                                          First USA Bank, NA,
                                          as Servicer


                                          By:  /s/ Tracie H. Klein
                                               -------------------------------
                                               Tracie H. Klein
                                               First Vice President